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                     U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                                 Form 8-K

                              CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2005

                                 ORTHODONTIX, INC.
           (Exact Name of Registrant as Specified in its Charter)

              Florida              000-27836                   65-0643773
 (State or other jurisdiction      Commission                (IRS Employer
       of incorporation)           File Number            Identification No.)

                         1428 Brickell Avenue, Suite 105
                               Miami, Florida 33131
                   (Address of principal executive offices)

                                  (305) 371-4112
                          (Registrant's Telephone Number)

                                  Not Applicable
               (Former name, former address and former fiscal year,
                           if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CRFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))











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ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On September 29, 2005, Orthodontix, Inc. (the "Company") dismissed Salberg & Company, P.A. and engaged Sherb and Company, LLP as the Company's principal accountant to audit the Company's financial statements.

     The reports of Salberg & Company, P.A. for the fiscal year ended December 31, 2004 and the report of PricewaterhouseCoopers LLC for the fiscal year ended December 31, 2003 did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles.

     The Company's Board of Directors approved the decision to change accountants.

     There were no disagreements with Salberg & Company, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Salberg & Company, P.A. would have caused Salberg & Company, P.A. to make reference to the subject matter of the disagreement in connection with its report.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

     Letter from Salberg & Company, P.A. dated September 29, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   ORTHODONTIX, INC.
                                   (Registrant)


Dated: September 30, 2005             By: /s/ Glenn L. Halpryn
                                    ---------------------------------------
                                    Glenn L. Halpryn
                                    Chief Executive Officer














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ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS



September 29, 2005


Office of the Chief Accountant
Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Re:     Orthodontix, Inc.
        File Reference No. 000-27836


We were previously the independent registered public accounting firm for Orthodontix, Inc. and under the date of March 16, 2005, we reported on the financial statements of Orthodontix, Inc. as of December 31, 2004 and for the year then ended. On September 29, 2005, we were dismissed as the independent registered public accounting firm. We have read Orthodontix, Inc.'s statements included in Item 4.01 as it pertains to Salberg & Company, P.A. on the Form 8-K dated September 29, 2005 of Orthodontix, Inc. to be filed with the Securities and Exchange Commission and we agree with such statements.





Very truly yours,
SALBERG & COMPANY, P.A.



Scott D. Salberg, CPA, CVA
For the Firm

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